___________________________________________________________________

		   SECURITIES AND EXCHANGE COMMISSION
		       Washington, D. C.  20549
			_________________________

				FORM  T-1

			 STATEMENT OF ELIGIBILITY
		   UNDER THE TRUST INDENTURE ACT OF 1939 OF
		  A CORPORATION DESIGNATED TO ACT AS TRUSTEE
		 ___________________________________________
	       CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
		 A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
		  ________________________________________

			      CHEMICAL BANK
	      (Exact name of trustee as specified in its charter)

New York                                           13-4994650
(State of incorporation                        (I.R.S. employer
if not a national bank)                        identification No.)

270 Park Avenue
New York, New York                               10017
(Address of principal executive offices)        (Zip Code)

				   William H. McDavid
				    General Counsel
				     270 Park Avenue
				  New York, New York 10017
				   Tel:  (212) 270-2611
		(Name, address and telephone number of agent for service)
		       _____________________________________________
			   Freeport-McMoran Resource Partners,
				  Limited Partnership
		   (Exact name of obligor as specified in its charter)

	 Delaware                                    72-1067072
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification No.)

1615 Poydras Street
New Orleans, Louisiana                             70112
(Address of principal executive offices)        (Zip Code)
			___________________________________________
					 Senior Notes
			      (Title of the indenture securities)
		    _____________________________________________________

GENERAL

Item 1. General Information.

	Furnish the following information as to the trustee:

	(a) Name and address of each examining or supervising authority to which it is subject.

		New York State Banking Department, State House, Albany,
		New York  12110.

		Board of Governors of the Federal Reserve System, Washington,
		D.C., 20551

		Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

		Federal Deposit Insurance Corporation, Washington, D.C., 20429.


	(b)     Whether it is authorized to exercise corporate trust powers.

		Yes.


Item 2. Affiliations with the Obligor.

	If the obligor is an affiliate of the trustee, describe each such affiliation.

	None.

Item 16.        List of Exhibits

List below all exhibits filed as a part of this Statement of Eligibility.

1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985 and December 2, 1991 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-84460, which is incorporated by reference).

5.  Not applicable.

6.  The consent of the Trustee required by Section 321(b) of the Act (see
    Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

8.  Not applicable.

9.  Not applicable.

SIGNATURE

	Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Chemical Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 6th day of February, 1996.

					      CHEMICAL BANK


					   By /s/ Patricia Morabito
          ______________________
					      Patricia Morabito
						        Vice President

Item 16.        List of Exhibits

List below all exhibits filed as a part of this Statement of Eligibility.

1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985 and December 2, 1991 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-84460, which is incorporated by reference).

5.  Not applicable.

6.  The consent of the Trustee required by Section 321(b) of the Act (see
    Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

8.  Not applicable.

9.  Not applicable.

				 Exhibit 7 to Form T-1


				   Bank Call Notice

				 RESERVE DISTRICT NO. 2
			    CONSOLIDATED REPORT OF CONDITION OF

				     Chemical Bank
		      of 270 Park Avenue, New York, New York 10017
			   and Foreign and Domestic Subsidiaries,
			  a member of the Federal Reserve System,

		      at the close of business September 30, 1995, in
	      accordance with a call made by the Federal Reserve Bank of this
	       District pursuant to the provisions of the Federal Reserve Act.

								 Dollar Amounts
		   ASSETS                                         in Millions


Cash and balances due from depository institutions:
	Noninterest-bearing balances and
	currency and coin .................................     $  5,319
	Interest-bearing balances .........................        3,591
Securities:  ..............................................
Held to maturity securities................................        6,402
Available for sale securities..............................       22,966
Federal Funds sold and securities purchased under
	agreements to resell in domestic offices of the
	bank and of its Edge and Agreement subsidiaries,
	and in IBF's:
	Federal funds sold ................................        1,088
	Securities purchased under agreements to resell ...        1,015
Loans and lease financing receivables:
	Loans and leases, net of unearned income  $76,064
	Less: Allowance for loan and lease losses   1,878
	Less: Allocated transfer risk reserve ...     104
	Loans and leases, net of unearned income,
	allowance, and reserve ............................       74,082
Trading Assets ............................................       28,967
Premises and fixed assets (including capitalized
	leases)............................................        1,380
Other real estate owned ...................................           65
Investments in unconsolidated subsidiaries and
	associated companies...............................          160
Customer's liability to this bank on acceptances
	outstanding .......................................        1,187
Intangible assets .........................................          467
Other assets ..............................................        6,418
TOTAL ASSETS ..............................................     $153,107
								=========


LIABILITIES


Deposits
	In domestic offices ................................    $44,067
	Noninterest-bearing .........................$14,227
	Interest-bearing ............................ 29,840
	In foreign offices, Edge and Agreement subsidiaries,
	and IBF's ..........................................     37,004
	Noninterest-bearing .........................$   173
	Interest-bearing ............................ 36,831

Federal funds purchased and securities sold under agree-
ments to repurchase in domestic offices of the bank and
	of its Edge and Agreement subsidiaries, and in IBF's
	Federal funds purchased ............................    16,136
	Securities sold under agreements to repurchase .....     1,274
Demand notes issued to the U.S. Treasury ...................       903
Trading liabilities ........................................    22,513
Other Borrowed money:
	With original maturity of one year or less .........    11,674
	With original maturity of more than one year .......       613
Mortgage indebtedness and obligations under capitalized
	leases .............................................        16
Bank's liability on acceptances executed and outstanding         1,190
Subordinated notes and debentures ..........................     3,411
Other liabilities ..........................................     6,333

TOTAL LIABILITIES ..........................................   145,134


EQUITY CAPITAL

Common stock ...............................................       620
Surplus ....................................................     4,611
Undivided profits and capital reserves .....................     2,890
Net unrealized holding gains (Losses)
on available-for-sale securities ...........................      (156)
Cumulative foreign currency translation adjustments ........         8

TOTAL EQUITY CAPITAL .......................................     7,973
								 ______
TOTAL LIABILITIES, LIMITED-LIFE PREFERRED
	STOCK AND EQUITY CAPITAL ..........................   $153,107
							      ==========


I, Joseph L. Sclafani, S.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

		JOSEPH L. SCLAFANI


We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.


		WALTER V. SHIPLEY       )
		EDWARD D. MILLER        )DIRECTORS
		WILLIAM B. HARRISON     )